COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA S&P 500® INDEX FUND, VARIABLE SERIES

(the “Fund”)

Supplement dated July 15, 2010 to the

Prospectuses dated April 29, 2010, as supplemented

•	Effective July 23, 2010, the section of the Prospectuses entitled “Investment Advisor and Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Investment Advisor	Portfolio Manager
Columbia Management Investment Advisers, LLC	Alfred F. Alley III, CFA
Manager. Service with the Fund since 2009.

•	Effective July 23, 2010, the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Portfolio Manager

Information about the Adviser’s portfolio manager who is primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Alfred F. Alley III, CFA
Manager. Service with the Fund since 2009.

Portfolio Manager of the Adviser. From June 2005 until joining the Adviser in May 2010, Mr. Alley was associated with the Fund’s previous investment adviser as an investment professional. Mr. Alley began his investment career in 2000 and earned a B.S. from Northeastern University.

Shareholders should retain this Supplement for future reference.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia S&P 500® Index Fund, Variable Series

(the “Fund”)

Supplement dated July 15, 2010 to the

Statement of Additional Information dated April 29, 2010, as supplemented

Effective July 23, 2010, the section entitled “Investment Advisory and Other Services -The Advisor and Investment Advisory Services” is revised as follows:

1.	All references to Cheryl D’Hollander as Portfolio Manager of the Fund are deleted.

Shareholders should retain this Supplement for future reference.